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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 11, 1998
                                                         -----------------


                             FRUIT OF THE LOOM, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-8941                                         36-3361804
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(Commission File Number)                    (I.R.S. Employer Identification No.)


5000 SEARS TOWER, 233 SOUTH WACKER DRIVE,
CHICAGO, ILLINOIS                                                   60606
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (312) 876-1724
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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
Item 5.     Other Events
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            The information set forth in the press release issued by Fruit of the Loom, Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits
            -----------------------------------------------------------------

            (c)   Exhibits

            99.1  Press release of Fruit of the Loom, Inc. dated February 11,

1998.











NYFS03...:\16\46916\0003\2001\FRM1228R.530

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Fruit of the Loom, Inc.

                                       By:   /s/ Larry K. Switzer
                                             --------------------------------
                                             Larry K. Switzer
                                             Senior Executive Vice President
                                             and Chief Financial Officer

Date: February 11, 1998

                                  EXHIBIT INDEX


Item No.
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  99.1              Press release of Fruit of the Loom, Inc. dated
                    February 11, 1998.

















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